UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 12, 2019

ALLISON TRANSMISSION HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35456	26-0414014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Allison Way, Indianapolis, Indiana		46222
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (317) 242-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On April 23, 2019, Allison Transmission Holdings, Inc. (“Allison”) published an earnings release reporting its financial results for the three months ended March 31, 2019. A copy of the earnings release is attached as Exhibit 99.1 hereto. Following the publication of the earnings release, Allison will host an earnings call on April 23, 2019 at 8:00 a.m. ET on which its financial results for the three months ended March 31, 2019 will be discussed. The investor presentation materials that will be used for the call are attached as Exhibit 99.2 hereto.

On April 23, 2019, Allison posted the materials attached as Exhibits 99.1 and 99.2 on its web site (www.allisontransmission.com).

As discussed on page 2 of Exhibit 99.2, the investor presentation contains forward-looking statements within the meaning of the federal securities laws. These statements are present expectations, and are subject to the limitations listed therein and in Allison’s other Securities and Exchange Commission filings, including that actual events or results may differ materially from those in the forward-looking statements.

Item 8.01	Other Events.

On April 12, 2019, Allison acquired all of the outstanding shares of Vantage Power Limited, a privately-owned company based in the United Kingdom which designs and manufactures powertrain electrification and connectivity technologies applicable to a broad range of commercial vehicle end markets. Allison paid approximately £7 million, or $9 million, in cash on April 12, 2019 and may pay up to an additional £6 million, or $8 million, over the next three years based on specified conditions being met.

On April 16, 2019, Allison acquired from AxleTech, a technology company that engineers, designs, manufactures, sells and services powertrain solutions for on-highway and off-highway heavy-duty vehicles, all of the assets related to its electric vehicle systems division, which designs and manufactures fully integrated electrified-axle propulsion solutions for medium- and heavy-duty trucks and transit buses, for approximately $123 million in cash.

On April 23, 2019, Allison issued a press release announcing these acquisitions. A copy of the press release is attached as Exhibit 99.3 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Earnings release dated April 23, 2019.

99.2	Investor presentation materials dated April 23, 2019.

99.3	Press release dated April 23, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allison Transmission Holdings, Inc.

Date: April 23, 2019

	By:	/s/ Eric C. Scroggins
	Name:	Eric C. Scroggins
	Title:	Vice President, General Counsel and Secretary